UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 18, 2009

FORCE ENERGY CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-52494

(Commission File Number)

Not Applicable

(IRS Employer Identification No.)

708 11th Ave SW Suite 219 Calgary, Alberta, Canada T2R 0E4

(Address of principal executive offices and Zip Code)

403-718-9842

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Force Energy Corp. (the “Company”) announced on March 18, 2009 that it has complied with it's obligations under Canadian National Instrument 51-101 by filing the following required forms: 51-101F1 - Statement of Reserves Data and Other Oil and Gas Information, 51-101F2 - Reports of Reserve Data by Independent Qualified Reserves Evaluators or Auditor and 51-101F3 - Report of Management and Directors on Oil and Gas Disclosure. The documentation can be found for viewing by electronic means on SEDAR at www.sedar.com.

A copy of the press release announcing the filing of the forms is filed as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	News Release announcing filing of 51-101 Forms

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORCE ENERGY CORP.

/s/ Rahim Rayani

Rahim Rayani

President, Chief Executive Officer,

Chief Financial Officer and Director

Date: March 19, 2009